GASCO Energy

Corporate Presentation

OTCBB: GASE

We usually find natural gas in new places with old ideas. Sometimes, also, we find natural gas in an old place with a new idea, but we seldom find much natural gas in an old place with an old idea.

Several times in the past we have thought that we were running out of natural gas, whereas actually we were only running out of ideas.



Adapted from Parke A. Dickey

Our mission is...

to create shareholder value through the generation and development of high-potential exploitation prospects.



Profile

GASCO Energy

- Management & technical team capable of growing GASE
- Niche focused player
  - Uinta and Greater Green River basins
  - Multiple opportunities for drill bit success
  - Development agreements with Phillips Petroleum and Burlington Resources
- New player with strong balance sheet
  - Raised more than $25mm in 18 months
  - Resource base estimated > 900 Bcfe net per NSAI

Senior Management Team

GASCO Energy

The team helped build E&P companies with combined market capitalization > $1 billion.

- Marc Bruner, Chairman; co-founded Ultra Petroleum (UPL) and Pennaco Energy*
- Mark Erickson, President & CEO, co-founded Pennaco Energy
- Michael Decker, EVP & COO, former VP of Exploitation, Prima Oil & Gas (PENG)
- King Grant, EVP & CFO, former SVP, Natural Resources Group, ING Baring

*Sold to Marathon in 6/2001

Corporate Strategy

GASCO Energy

- Capitalize on increased demand for natural gas
- Acquire and develop large plays
- Reduce risks through strategic industry alliances
- Keep financing options open
- Growth through the drill-bit

Natural Gas Industry – At a Cross Road
Field Size Smaller, Field Life Shorter


Bcfd
80
70
60
50
40
30
20
10
0
1969
1979
1989
1999
2009
2015
GTI Production Target
Who Will Fill
The Natural Gas
Demand?

Source: *Potential Supply of Natural Gas in the United States-Report of the Potential Gas Committee (December 31, 2000)*, March 2001, Total wet gas production forecast for all wells producing at year-end 1999 in the Lower 48 States (exclusive of Appalachian basin). Derived from data provided by Petroleum Information/Dwights LLC and GTI.

How Will We Meet The Consumption Demand? Resource Estimates in the US

GASCO Energy


#2 Green River Basin - 17 Tcf
346 Tcf
40%
21 Tcf
100%
31 Tcf
100%
#1 Uinta Basin – > than 20 Tcf*
43 Tcf
56%

Regional Gas Potential & % Restricted

*Source: US Geologic Survey & Potential Gas Committee

Known Basin-Center Natural Gas Areas

GASCO Energy


NORTH JONAH AREA
RIVERBEND AREA
1
2
3
4
5
6
7
8
9
10
11
12

1 Uinta, UT
2 Big Horn, Wy
3 Powder River, WY
4 Green River, WY
5 Washakie, WY
6 Wind River, WY
7 Sand Wash, CO
8 Piceance, CO
9 DJ, CO
10 San Juan, NM
11 Anadarko, OK
12 Arkoma, OK

Attributes Common to All Basin-Centered Gas Accumulations: Not a Unique Resource

- Regionally pervasive gas accumulation (100's to 1000's sq miles).
- Single isolated or vertically stacked reservoirs (several 1000' thick).
- Abnormally pressured gas accumulations (over/under -pressured).
- Accumulations are down-dip from normally pressured, water-bearing reservoirs.
- Gas accumulations do not have down-dip water contacts.
- Low permeability (< 1.0 md).
- Low porosity (< 13%).
- Gas saturated reservoirs.
- Gas of thermal origin.
- Reservoir temperatures may exceed normal gradients.

Source: Ben E. Law, 2000, "What Is A Basin-Centered Gas System?", RMAG 2000 Basin-Centered Gas Symposium

Areas of Interest



GREATER GREEN RIVER BASIN
NORTH JONAH AREA
RIVERBEND AREA
DENVER
UINTA BASIN

Riverbend Project, Uinta Basin (Utah)

- Basin-centered, tight sands
- Wasatch Formation 4,000-8,000 ft.
- Mesaverde Formation 8,500-12,500 ft.
- Active Players:

  Phillips petroleum (P), EOG Resources (EOG), El Paso (EPG), Dominion Resources (DPC), Questar (STR)

Green River Basin/ North Jonah Project (Wyoming)

- Basin-centered, tight sands
- Lance Formation
- Fort Union Formation
- Mesaverde
- Active Players:

  Burlington Resources (BR), Alberta Energy (AOG), Williams Energy Services (WMB), Ultra Petroleum (UPL), BP Amoco (BP)

Gasco's Riverbend Project

GASCO Energy

Summary

- 159,000 gross acres
- Accumulated prior to recent industry activity
- Low risk Wasatch development
- High potential Mesaverde



ID
WY
Riverbend Project
Natural Buttes
UT
CO

Riverbend Project, Uinta Basin, Utah
Wasatch Development Area

GASCO Energy

Summary

- 6,000 Gross Acres
- GASCO Operated
- Average 87.5% WI
- 100 (approx.) Gross Locations
- $950M Well Cost
- 0.8 Bcfe/Well*
- PV (10%) = $780M/Well*
  = $0.98/Mcf*
- Risk: Low

*NSAI "Most Likely" at $4.41 NY Mex



- Owned Acreage
- Development Well

Riverbend Project, Uinta Basin, Utah
Mesaverde Project Area

GASCO Energy

Summary

- 159,000 Gross acres; 77,000 Net acres
- 50,000 acres GASCO Operated, Average 48% WI
- 1,711 Locations*
- Other operators; Phillips, EOG, Coastal, El Paso, Dominion
- 2.0 Bcf/Well*
- PV(10%) = $236M/Well*
  = $0.48/Mcf*

*NSAI "Most Likely" at $4.41 MY Mex



Mesaverde SWEETSPOT
GASCO
Acreage
50 Miles

*Values based on NSAI Report

Riverbend Project, Uinta Basin, Utah
Mesaverde Project Area

GASCO Energy


Key Pipelines
Leases
Wells & Locations
Riverbend Discovery Well

85 Drilled - 1 Dry Hole
18 months ended 9/12/01

Green River Basin, Wyoming
North Jonah Project

Summary

- Exploration Agreement with Burlington Resources (50%, Operator), Gasco (25%)
- 332,000 Acre AMI
- Gasco Contribution:
  - 36,000 Gross Acres
  - 14,700 Acres (Drill to Earn)
- Burlington Resources
  - 180 Miles 2D Seismic
  - Drill 2 Obligation Wells



North Jonah Project
Pinedale Anticline
ID
Moxa Arch
WY
UT
CO

Green River Basin, Wyoming
North Jonah Project


GASCO
Energy
GAS FIELD
OIL FIELD
LEASES
(Additional drilling required
to earn some leases)
MERNA
CD UNIT
DANIEL ANTICLINE
WIND RIVER THRUST
PINEDALE FIELD
PINEDALE THRUST
MUDDY
CREEK
UNIT
GAMMA
RAY UNIT
JONAH
LABARGE PLATFORM
FIELDS

Close Proximity to Major Pipelines


Northwest (WA)
North Jonah Project
Trail Blazer
(Mid West)
Riverbend Project
Denver
Questar/CIG
(UT, NV, CA)
Pony Express
(Mid West)
Kern River (CA)
El Paso (CA)
CIG (CO)

Pro Forma Balance Sheet

GASCO Energy

	Actual 2000	Est. 2001
Assets		
Cash	$ 870,000	$ 13,500,000
Oil/Gas Properties	$ 2,120,000	$ 11,500,000
Other	$ 0	$ 0
Total Assets	$ 2,990,000	$ 25,000,000
Liabilities & Stockholder Equity		
Total Liability	$ 975,000	$ 0
Shareholder's Equity	$ 3,165,000	$27,000,000
Retained Earnings (Deficit)	($ 1,150,000)	($ 2,000,000)
Net Equity	$ 2,015,000	$ 25,000,000
Total Liabilities & Shareholder's Equity	$ 2,990,000	$ 25,000,000

Why Invest in Gasco Energy?



Market Cap in millions
$1,200
$1,000
$800
$400
$150
$0
Zone of Rapid Growth
Composite
Composite Companies
Barrett Resources
Newfield Exploration
Pogo Producing
St. Mary Exploration
Stone Energy
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8

Prepared by EnerCom, Inc. Source: company documents.

Why Invest in Gasco Energy?

GASCO Energy

- Large gas resource
- Ground-floor opportunity
- Proven oil and gas finders
- Equity raised $25.8mm, strong balance sheet
- Strong Industry Partners

14 Inverness Drive East, Suite H-236
Englewood, CO 80112-5625
www.gascoenergy.com
Phone: 303-483-0044 • Fax: 303-483-0011
Investor Information: 1-800-645-9254
OTCBB: GASE
October 2001

Forward-Looking Statements

- All written and oral statements contained in this Corporate Presentation that are not historical facts are forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements are based on the current beliefs and expectations of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. The forward-looking statements in this Corporate Presentation include statements regarding: (1) projections of reserves, production, gas & oil prices, cash flow, and expenditures; (2) corporate and business strategies involving acquisitions, drill plans, and gas play concepts; and (3) economic assumptions.
- Because these statements involve risks and uncertainties, actual actions and strategies and the timing and expected results may differ materially from those expressed or implied by the forward-looking statements, and the Company's future results, performance or achievements could differ materially from those expressed in, or implied by, any forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as: (a) exploration and productions risks; (b) uncertainties involving environmental and governmental regulations; (c) financing and market risks; (d) uncertainties involving gas and oil prices; (e) property risks; and (f) uncertainties involving the implementation of business strategies. These risks and uncertainties are described, among other places, under the "Risk Factors" section of the Company's Form 10-KSB filed March 29, 2001 (File Number 000-26321) and other factors described in the Company's filing with the Securities and Exchange Commission ("Cautionary Disclosures").
- All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Disclosure, including, without limitation, those contained in this Corporate Presentation. The Company disclaims any obligation to update or revise and forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.